AMENDMENT NO. 1 TO THE STRATA PURCHASE AGREEMENT

This Amendment No. 1 to the Strata Purchase Agreement (this "**Amendment**") dated August 13, 2024 is by and between FOXO Technologies Inc., a Delaware corporation (the "**Company**"), on the one hand, and ClearThink Capital Partners, LLC, a Delaware limited liability company (the "**ClearThink**"), on the other hand. The Company and the ClearThink will be referred to individually as a "**Party**" and collectively as the "**Parties.**" Any capitalized terms not defined in this Amendment will have the meaning set forth in the Strata Purchase Agreement dated October 13, 2023, as supplemented, by and between the Company and ClearThink (the "**Agreement**"), attached hereto as **Exhibit A**.

RECITALS

WHEREAS, on October 13, 2023 (the "**Effective Date**"), the Company and ClearThink entered into the Agreement;

WHEREAS, the "Commitment Amount" is defined as "initially, Two Million Dollars ($2,000,000) in the aggregate, which amount shall be reduced by the amount paid by the Investor each time the Investor purchases shares of Common Stock pursuant to Section 2 hereof;" and

WHEREAS, the Parties wish to amend the definition of "Commitment Amount" to $5,000,000.

THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as set forth below.

AGREEMENT

1. **Revised Commitment Amount**. Pursuant to Section 11(o) of the Agreement, the definition of "Commitment Amount" in the Agreement is hereby amended so that, as amended, the recitals and Section 1(f), respectively, shall be as follows:

> Subject to the terms, conditions and limitations on the number of shares which may be sold set forth in this Agreement, the Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, up to Five Million Dollars ($5,000,000) of the Company's Class A common stock, par value $0.0001 per share (the "Common Stock"). The shares of Common Stock to be purchased hereunder are referred to herein as the "Purchase Shares."
>
> (f) "Commitment Amount" means, initially, Five Million Dollars ($5,000,000) in the aggregate, which amount shall be reduced by the amount paid by the Investor each time the Investor purchases shares of Common Stock pursuant to Section 2 hereof.

2. **No Other Changes**. Except as amended hereby, the Agreement will continue to be, and will remain, in full force and effect. Except as provided herein, this Amendment will not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or (ii) to prejudice any right or rights which the Parties may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

3. **Authority; Binding on Successors**. The Parties represent that they each have the authority to enter into this Amendment. This Amendment will be binding on, and will inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

4. **Governing Law and Venue**. This Amendment and the rights and duties of the Parties hereto will be construed and determined in accordance with the terms of the Agreement.

5. **Incorporation by Reference**. The terms of the Agreement, except as amended by this Amendment, are incorporated herein by reference and will form a part of this Amendment as if set forth herein in their entirety.

6. **Counterparts; Facsimile Execution**. This Amendment may be executed in any number of counterparts and all such counterparts taken together will be deemed to constitute one instrument. Delivery of an executed counterpart of this Amendment by facsimile or email will be equally as effective as delivery of a manually executed counterpart of this Amendment.

[***Signature Page to Follow***]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment the respective day and year set forth below:

COMPANY: **FOXO Technologies Inc.**

Date: August 13, 2024

By ______________________
Mark White, Interim CEO

ClearThink: **ClearThink Capital Partners, LLC**

Date: August 13, 2024

By ______________________
Brian Loper, Authorized Person

EXHIBIT A

Strata Purchase Agreement Dated October 13, 2023, as Supplemented

[*See Attached*]